EXHIBIT 10.11

                               AMENDMENT NO. 2 TO
                               ------------------

                          SECURITIES PURCHASE AGREEMENT
                          -----------------------------



          This AMENDMENT No. 2 TO THE SECURITIES PURCHASE AGREEMENT, dated as of March 11, 2003, (this "Amendment") is entered into among Greka Energy Corporation, a Colorado corporation, as borrower ("Greka"), Greka Integrated, Inc., a Colorado corporation ("Greka Integrated"), and each of the entities listed as a guarantor on the signature pages hereto, as guarantors (each a "Guarantor" and collectively, the "Guarantors"), and each of the entities listed as a purchaser on the signature pages hereto (individually, a "Required Holder" and, collectively, the "Required Holders") and Guggenheim Investment Management, LLC, as collateral agent (the "Collateral Agent"), and amends the Securities Purchase Agreement dated as of June 26, 2002 (as amended, including hereby, supplemented, or otherwise modified from time to time, the "Securities Purchase Agreement") entered into among Greka as borrower, certain of the Guarantors, each of the entities from time to time party thereto as purchasers (individually, a "Purchaser" and, collectively, the "Purchasers") and the Collateral Agent.

                               W I T N E S S E T H
                               - - - - - - - - - -

          WHEREAS, Greka AM, Inc. ("Greka AM"), Greka and the Guarantors desire to enter into a Note Purchase Agreement dated as of the date hereof, by and among Greka AM, as borrower, and each of the entities listed as a guarantor on the signature pages thereto, including Greka and certain of the Guarantors, as guarantors, and each of the entities listed as a purchaser on the signature pages thereto and Guggenheim Investment Management, LLC, as collateral agent, as amended, supplemented or modified from time to time (the "Greka AM Note Purchase Agreement"); and

          WHEREAS, pursuant to Section 12.1(d) of the Securities Purchase Agreement, the consent of the Required Holders is required for the execution by Greka and certain of the Guarantors of the Greka AM Note Purchase Agreement and to modify the Securities Purchase Agreement as requested by the Credit Parties;

          NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, it is agreed as follows:

     SECTION 1.    DEFINITIONS
                   -----------

          As used in this Amendment, the following terms shall have the meanings specified below:

          "Second Amendment Effective Date" shall have the meaning set forth in
Section 3(a).

          "Greka AM Note Purchase Agreement" shall have the meaning set forth in the Recitals.

          All other terms shall have the meanings given thereto in the Securities Purchase Agreement (as modified by Section 2(a)).

     SECTION 2.    AMENDMENTS.
                   -----------

          The Securities Purchase Agreement is, effective as of the Second Amendment Effective Date, hereby amended as follows:

          (a) Amendments to Article 1 (Definitions).
              --------------------------------------

               (1) The definitions of "Greka AM", "Greka AM Debt", "Greka AM Guaranty", "Greka AM Note Purchase Agreement" and "Greka AM Mortgages" are respectively inserted immediately before the definition of "Guaranteed Indebtedness", each to read in its entirety as follows:

          "Greka AM Debt" shall mean all principal of and premium, if any, and interest on, and all other amounts owing in respect of Indebtedness of Greka AM, Inc., Greka and certain Guarantors outstanding under the Greka AM Note Purchase Agreement.

          "Greka AM Guaranty" shall mean that certain guaranty, dated as of the Second Amendment Effective Date, executed by Greka AM, Inc. in favor of the Collateral Agent, for the benefit of the Purchasers, in the form of Exhibit A attached hereto.

          "Greka AM Mortgages" shall mean the mortgages, dated as of the Second Amendment Effective Date, executed by Greka AM, Inc. in favor or the Collateral Agent for the benefit of the Purchasers with respect to the real property of Greka AM, Inc.

          "Greka AM Note Purchase Agreement" shall mean that certain Note Purchase Agreement dated as of March 11, 2003, by and among Greka AM, Inc., as borrower, Greka and certain other Guarantors, as guarantors, the purchasers named therein and the collateral agent named therein, as the same may from time to time be amended, modified or supplemented.

               (2) The definition of "Collateral Documents" is amended by inserting at the end of such definition the following:

                  the Greka AM Guaranty and the Greka AM Mortgages.

               (3) The definition of "Guarantor" is amended by deleting the words "and Rincon" at the end of such definition and inserting the following:

                  ,Rincon and Greka AM, Inc.

               (4) The definition of "Notes" is amended by deleting the words "and the Senior Subordinated Notes" at the end of such definition and inserting the following:

                  ,the Senior Subordinated Notes and the Additional Senior Subordinated Notes

               (5) The definition of "Purchasers" is amended by inserting immediately after "each of the entities listed as a purchaser on the signature pages hereto", the following:

                  and the Additional Senior Subordinated Purchasers

               (6) The definitions of "Second Amendment" and "Second Amendment Effective Date" are inserted immediately before the definition of "Second Priority Collateral", to read in their entirety as follows:

          "Second Amendment" shall mean the Second Amendment to the Securities Purchase Agreement dated as of the Second Amendment Effective Date among Greka, the Guarantors, Greka AM, Inc. and the Collateral Agent.

          "Second Amendment Effective Date" shall mean March 11, 2003.

               (7) The definition of "Total Debt" is deleted and replaced by inserting a new definition thereof, to read in its entirety as follows:

          "Total Debt" shall mean, as of any date, the GMAC Debt, the Greka AM Debt, the Indebtedness evidenced by the Notes and the Indebtedness described on Schedule 6.2(a).

               (8) The definition of "Bank of Texas Debt" is deleted.

          (b) Amendments to Article 6 (Covenants).
              ------------------------------------

               (1) Section 6.1(q) is hereby deleted in its entirety and shall have no further force or effect.

               (2) A new Section 6.1(s) is herby inserted immediately following
Section 6.1(r) as follows:

          (s) Minimum Capital Expenditures. Collectively with all Credit Parties, make Capital Expenditures, measured on a Fiscal Year-end basis for the 12-month period ending December 31, 2003, of at least $10,000,000.

               (3) Section 6.2 (a) is amended by inserting a new subsection (7) at the end of such Section:

          (7) the Greka AM Debt.

               (4) Section 6.2 (b) is amended by inserting the words "and the Liens existing as of the Second Amendment Effective Date and securing the Greka AM Debt" immediately before the words "; provided, however".

               (5) Section 6.2 (f) is amended by inserting a new subsection (iv) at the end of that Section as follows:

          and (iv) pursuant to the Greka AM Guaranty.

               (6) Section 6.2 (h) is amended by inserting a new subsection
(iii) at the end of that Section as follows:

          and (iii) the Greka AM Debt.

               (7) Section 6.2(t) is deleted and replaced by inserting a new
Section 6.2(t), to read in its entirety as follows:

          (t) Financial Covenants. Fail to maintain:

               (i) Maximum Tangible Net Worth Ratio. A Tangible Net Worth Ratio, measured on the last day of each fiscal quarter after the Second Amendment Effective Date, of not more than 1.5:1.00;

               (ii) Fixed Charge Coverage Ratio. A Fixed Charge Coverage Ratio, measured on a fiscal quarter-end basis for the 12-month period ending each fiscal quarter after the Second Amendment Effective Date, of not less than 1.0:1.00.

               (iii) Minimum Interest Coverage Ratio. An Interest Coverage Ratio, measured on a fiscal quarter-end basis for the 12-month period ending on December 31, 2003 and each fiscal quarter thereafter, of not less than 2.00:1.00.

               (iv) Minimum EBITDA. (A) EBITDA for Greka and its Subsidiaries for the period commencing on the Second Amendment Effective Date and ending on each of the following dates to be not less than the amount set forth below for the corresponding period:

                    Period Ending                        Amount
                    -------------                        ------

                    March 31, 2003                    $ 2,000,000
                    June 30, 2003                     $ 6,000,000
                    September 30, 2003                $12,000,000
                    December 31, 2003                 $17,500,000

                    and thereafter EBITDA for Greka and its Subsidiaries, measured on a fiscal quarter-end basis for the 12-month period ending on March 31, 2004 and each fiscal quarter thereafter, to be not less than $20,000,000.

               (v) Maximum Total Debt to EBITDA. On the last day of each fiscal quarter after December 31, 2003, a ratio of Total Debt as of each such date to EBITDA for Greka and its Subsidiaries for the 12- month period ending as of each such date of not more than 3.90:1.00.

               (vi) Minimum Crude Run and Crude Oil Production. (x) A Crude Run, measured on a month-end basis, equal to at least the number of barrels for the corresponding month specified in Schedule 6.2(t) to the Second Amendment or (y) crude oil produced from all properties owned or leased by Greka or any of its Subsidiaries, measured on a month-end basis, equal to at least the number of barrels for the corresponding month specified in Schedule 6.2(t) to the Second Amendment; provided, however, that non-compliance with the minimum Crude Run for any one month in any Fiscal Year other than Fiscal Year 2002 shall not be a Default or Event of Default hereunder so long as Greka provides the Collateral Agent with at least 30 days prior notice of any such potential non-compliance.

               (8) Section 6.2(u) is deleted and replaced by inserting a new
Section 6.2(u), to read in its entirety as follows:

               (u) Capital Expenditures. Make Capital Expenditures, collectively with all Credit Parties, measured on a Fiscal Year-end basis for the 12-month period ending each Fiscal Year after the Second Amendment Effective Date, in excess of the amounts stated on Schedule 6.2(t) to the Second Amendment for the corresponding types of assets described on Schedule 6.2(t) to the Second Amendment and for the corresponding status of the GMAC Debt; provided, however, that proceeds from any asset sales permitted under Section 6.2(c) may be used to make Capital Expenditures so long as such proceeds are used within 90 days of any such asset sale.

          SECTION 3.    CONDITIONS PRECEDENT TO EFFECTIVENESS.
                        --------------------------------------

          (a) Amendment Effective Date. This Amendment shall become effective on the date on which the following conditions precedent have been satisfied (the "Second Amendment Effective Date"):

              (1) The Collateral Agent shall have received on or before the Second Amendment Effective Date all of the following, all of which shall be in form and substance satisfactory to the Collateral Agent, in sufficient originally executed copies for each of the Purchasers:

              (i) this Amendment executed by the Credit Parties and Purchasers constituting the Required Holders;

              (ii) an Acknowledgment, substantially in the form of Exhibit A attached hereto and executed by each Guarantor;

              (iii) an amendment to the Pledge Agreement providing for a pledge by Greka in favor of the Collateral Agent of all the outstanding stock of Greka AM, Inc. together with all stock certificates and executed blank stock power with respect thereto;

              (iv)   the Greka AM Guaranty.

              (v) an Intercreditor Agreement duly executed by the Collateral Agent and the collateral agent under the Greka AM Note Purchase Agreement, in the form of Exhibit B attached hereto.

              (vi)   the Greka AM Mortgages.

              (vii) certified board resolutions of Greka AM, Inc. authorizing the transactions, and execution and delivery of all documents, contemplated hereby and a Good Standing Certificate, certified charters and officer's/secretary's certificates of Greka AM, Inc., each substantially in the form provided pursuant to the Securities Purchase Agreement;

              (viii) a legal opinion of Greka's in-house counsel with respect to
                     Greka AM, Inc., addressing matters substantially similar to those included in her legal opinion provided pursuant to the Securities Purchase Agreement.

              (ix) an updated President's Certificate with respect to all Credit Parties, substantially in the form provided pursuant to the Securities Purchase Agreement.

              (x) UCC-1 financing statements reflecting Greka AM, Inc. as the debtor in favor of the Collateral Agent for the benefit of the Purchasers;

              (xi) such additional documentation as the Collateral Agent or the Required Holders may reasonably require.

              (2) Each of the representations and warranties made by the Credit Parties in or pursuant to the Securities Purchase Agreement, as amended by this Amendment, including the amended Schedules attached hereto and the other Loan Documents to which any Credit Party is a party or by which any Credit Party is bound, shall be true and correct in all material respects, and deemed made by each Credit Party, on and as of the Second Amendment Effective Date (other than representations and warranties in any such Loan Document which expressly speak as of a different date, which shall be true and correct in all material respects as of such date).

              (3) All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment shall be satisfactory in all respects in form and substance to the Collateral Agent.

              (4) No Event of Default or Default shall have occurred and be continuing on the Second Amendment Effective Date.

     SECTION 4.    CONSENT.
                   --------

              (a) The Required Holders hereby consent, as of the Second Amendment Effective Date, to the incurrence of the Greka AM Debt and the consummation of all of the transactions contemplated by the Greka AM Note Purchase Agreement and the documents executed in connection therewith.

              (b) Each Required Holder hereby approves and ratifies all Loan Documents entered into by the Collateral Agent pursuant to this Amendment.

     SECTION 5.    REPRESENTATIONS AND WARRANTIES.
                   -------------------------------

          Each Credit Party hereby represents and warrants to the Purchasers that:

          (a) as of the date hereof and after giving effect to the terms of this Amendment, no Event of Default or Default under the Securities Purchase Agreement shall have occurred and be continuing; and

          (b) all of the representations and warranties of such Credit Party contained in Article 5 of the Securities Purchase Agreement, as amended by the amended Schedules attached hereto, and in any other Loan Document continue to be true and correct in all material respects as of the date of execution hereof, as though made on and as of such date (other than representations and warranties in any such Loan Document which expressly speak as of a different date, which shall be true and correct in all material respects as of such date);

     SECTION 6.    ACKNOWLEDGEMENTS.
                   -----------------

          Greka AM, Inc. and each other Credit Party hereby acknowledge and agree that Greka AM Inc. shall, by executing this Amendment, be a Credit Party under the Securities Purchase Agreement as of the Second Amendment Effective Date, grant to the Collateral Agent a security interest on all Collateral and shall have all of the other obligations and benefits of a "Credit Party" specified in the Securities Purchase Agreement.

Section 7.        REFERENCE TO AND EFFECT ON LOAN DOCUMENTS.
                  ------------------------------------------

          (a) Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Securities Purchase Agreement to "this Agreement", "hereunder", "hereof" or words of like import, and each reference in the other Loan Documents to the Securities Purchase Agreement, shall mean and be a reference to the Securities Purchase Agreement as amended hereby.

          (b) The table of contents of the Securities Purchase Agreement shall be updated to incorporate the changes effected by this Amendment.

          (c) Except as specifically provided herein, all of the terms of the Securities Purchase Agreement and all other Loan Documents shall remain unchanged and in full force and effect.

          (d) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Purchaser or the Collateral Agent under the Securities Purchase Agreement or any of the Loan Documents, nor constitute a waiver of any provision of the Securities Purchase Agreement or any of the Loan Documents.

          (e) This Amendment constitutes a Loan Document.

     SECTION 8.    FEES, COSTS AND EXPENSES.
                   -------------------------

          (a) The Credit Parties agree to pay on demand in accordance with the terms of Section 12.2 of the Securities Purchase Agreement all costs and expenses of the Collateral Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and all other Loan Documents entered into in connection herewith, including the reasonable fees and out-of-pocket expenses of counsel for the Collateral Agent with respect thereto.

     SECTION 9.    EXECUTION IN COUNTERPARTS.
                   --------------------------

          This Amendment may be executed and delivered in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original and all of which taken together shall constitute one and the same original agreement.

     SECTION 10.   AFFIRMATION OF GUARANTIES AND SECURITY.
                   ---------------------------------------

          Each of the Guarantors hereby consents to the terms of this Amendment in its capacity as a guarantor under the Securities Purchase Agreement and each other Loan Document to which it is a party and agrees that this Amendment and each other Loan Document and that the terms of this Amendment shall not otherwise affect in any way its respective obligations and liabilities thereunder or under any other Loan Document to which it is a party, all of which obligations and liabilities shall remain in full force and effect and each of which are hereby reaffirmed.

     SECTION 11.   GOVERNING LAW.
                   --------------

          This Amendment shall be interpreted, and the rights and liabilities of the parties determined, in accordance with the internal law of the State of New York.

                            [SIGNATURE PAGES FOLLOW]

                                            CREDIT PARTIES:
                                            ---------------

                                            GREKA ENERGY CORPORATION



                                            By:__________________________
                                                   Name: Randeep S. Grewal
                                                   Title: President, Chief
                                                          Executive Officer
                                                          and Chairman


                                              GREKA INTEGRATED, INC.



                                            By:__________________________
                                                 Name: Randeep S. Grewal
                                                 Title: President, Chief
                                                        Executive Officer
                                                        and Chairman



                                              SANTA MARIA REFINING COMPANY



                                            By:__________________________
                                                 Name: Randeep S. Grewal
                                                 Title: President, Chief
                                                        Executive Officer
                                                        and Chairman



                                              GREKA REALTY, INC.



                                            By:__________________________
                                                 Name: Randeep S. Grewal
                                                 Title: President, Chief
                                                        Executive Officer
                                                        and  Chairman

      [Signature Page To Amendment No. 2 To Securities Purchase Agreement]

                                              GREKA SMV, INC.



                                            By:__________________________
                                                 Name: Randeep S. Grewal
                                                 Title: President, Chief
                                                        Executive Officer
                                                        and Chairman



                                              SABA PETROLEUM COMPANY



                                            By:__________________________
                                                 Name: Randeep S. Grewal
                                                 Title: President, Chief
                                                        Executive Officer
                                                        and Chairman



                                              SABA PETROLEUM, INC.



                                            By:__________________________
                                                 Name: Randeep S. Grewal
                                                 Title: President, Chief
                                                        Executive Officer
                                                        and Chairman



                                            WINDSOR ENERGY US CORPORATION



                                            By:__________________________
                                                   Name: Randeep S. Grewal
                                                   Title: President, Chief
                                                          Executive Officer
                                                          and Chairman

                                            RINCON ISLAND LIMITED PARNERSHIP

                                            By: WINDSOR ENERGY US CORPORATION,
                                                its General Partner



                                            By:__________________________
                                                   Name: Randeep S. Grewal
                                                   Title: President, Chief
                                                          Executive Officer
                                                          and Chairman


                                            GREKA CA, INC.



                                            By:__________________________
                                                   Name: Randeep S. Grewal
                                                   Title: President, Chief
                                                          Executive Officer
                                                          and Chairman




                                            GREKA AM, INC.



                                            By:__________________________
                                                   Name: Randeep S. Grewal
                                                   Title: President, Chief
                                                          Executive Officer
                                                          and Chairman

                                            COLLATERAL AGENT:
                                            -----------------

                                            Guggenheim Investment Management,
                                            LLC, as Collateral Agent



                                            By:
                                               --------------------------
                                                 Name: Todd Boehly
                                                 Title: Managing Director

                                            REQUIRED HOLDERS
                                            ----------------

                                            NORTH AMERICAN COMPANY FOR
                                            LIFE AND HEALTH INSURANCE
                                              as a Required Holder



                                            By:
                                               --------------------------
                                                 Name: Todd Boehly
                                                 Title: Managing Director



                                            MIDLAND NATIONAL LIFE INSURANCE
                                            COMPANY
                                              as a Required Holder



                                            By:
                                               --------------------------
                                                 Name: Todd Boehly
                                                 Title: Managing Director



                                            MAGMA CDO LTD.
                                            as a Required Holder

                                            By:
                                               --------------------------
                                                 Name: Todd Boehly
                                                 Title: Managing Director

                                            FORTWIRTH CDO LTD.
                                            as a Required Holder



                                            By:
                                               --------------------------
                                                 Name: Todd Boehly
                                                 Title: Managing Director



                                            ADAMS STREET CBO 1998-1, LTD.
                                            as a Required Holder



                                            By:
                                               --------------------------
                                                 Name: Todd Boehly
                                                 Title: Managing Director

                                                                    EXHIBIT A TO
                                                              AMENDMENT NO. 2 TO
                                                   SECURITIES PURCHASE AGREEMENT



                                 ACKNOWLEDGEMENT
                                 ---------------

          Reference is hereby made to the Guaranty and each Loan Document (each as respectively defined in the Securities Purchase Agreement) to which each of the undersigned is a party. Each of the undersigned hereby consents to the terms of the foregoing Amendment No. 2 to the Securities Purchase Agreement and agrees that the terms thereof shall not affect in any way its obligations and liabilities under the undersigned's Guaranty or any other Loan Document, all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed.

                                              GREKA INTEGRATED, INC.



                                            By:__________________________
                                                 Name: Randeep S. Grewal
                                                 Title: President, Chief
                                                        Executive Officer
                                                        and Chairman



                                              SANTA MARIA REFINING COMPANY



                                            By:__________________________
                                                 Name: Randeep S. Grewal
                                                 Title: President, Chief
                                                        Executive Officer
                                                        and Chairman



                                              GREKA REALTY, INC.



                                            By:__________________________
                                                 Name: Randeep S. Grewal
                                                 Title: President, Chief
                                                        Executive Officer
                                                        and Chairman

                                              GREKA SMV, INC.



                                            By:__________________________
                                                 Name: Randeep S. Grewal
                                                 Title: President, Chief
                                                        Executive Officer
                                                        and Chairman



                                              SABA PETROLEUM COMPANY



                                            By:__________________________
                                                 Name: Randeep S. Grewal
                                                 Title: President, Chief
                                                        Executive Officer
                                                        and Chairman



                                              SABA PETROLEUM, INC.



                                            By:__________________________
                                                 Name: Randeep S. Grewal
                                                 Title: President, Chief
                                                        Executive Officer
                                                        and Chairman



                                            WINDSOR ENERGY US CORPORATION



                                            By:__________________________
                                                   Name: Randeep S. Grewal
                                                   Title: President, Chief
                                                          Executive Officer
                                                          and Chairman

                                            RINCON ISLAND LIMITED PARNERSHIP

                                            By: WINDSOR ENERGY US CORPORATION,
                                                its General Partner



                                            By:__________________________
                                                   Name: Randeep S. Grewal
                                                   Title: President, Chief
                                                          Executive Officer
                                                          and Chairman


                                            GREKA CA, INC.



                                            By:__________________________
                                                   Name: Randeep S. Grewal
                                                   Title: President, Chief
                                                          Executive Officer
                                                          and Chairman